Exhibit 99.1







                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                  The undersigned Chief Executive Officer and Chief Financial Officer of Young Innovations hereby certify (to the best of their knowledge) that the form 10-K for the period ending December 31, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Form 10-K.



                  /s/ Alfred E. Brennan Jr.
         Alfred E. Brennan Jr., Chief Executive Officer




                  /s/ Arthur L. Herbst Jr.
         --------------------------------------------
         Arthur L. Herbst Jr., Executive Vice President,
         Chief Operating Officer, Chief Financial Officer




         March 19, 2003